77Q1(a)


Articles of Amendment of American Century
Quantitative Equity Funds, Inc., dated September
28, 2015 (filed electronically as Exhibit (a)(28) to
Form 485B Post-Effective Amendment No. 73 to the
Registration Statement of the Registrant filed on October 28, 2015, effective November 1, 2015, File
No. 33-19589 and incorporated herein by reference).